Subsequent events	12 Months Ended
Mar. 31, 2017
Subsequent Events [Abstract]
Subsequent events
20	Subsequent events

From April 1, 2017 to July 14, 2017, the Company repurchased an additional 45,924 shares of its common stock for an aggregate purchase price of approximately $114,000.

In July 2017, the Company signed a letter of intent with Shenzhen Fangda Property Development Company Limited (hereafter "Fangda") to cooperate in reconstructing the existing Shenzhen factory of the Company into a high-rise industrial and commercial complex.  Under the terms of the agreement, Fangda will be responsible for applying for necessary government approvals and for financing and handling the redevelopment project.  Both companies will share the redeveloped property after the reconstruction.  The companies expect to reach a definitive agreement within the next three months.  If an agreement is reached, the redevelopment will start in mid-2019 and the reconstruction is expected to be finished by 2021.